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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 20, 2002



                              LEGATO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



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
            Delaware                                  0-26130                              94-3077394
(State or Other Jurisdiction of Incorporation)   (Commission File Number)       (IRS Employer Identification No.)



2350 West El Camino Real, Mountain View California                                                  94040
(Address of Principal Executive Offices)                                                         (Zip Code)
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Registrant's telephone number, including area code:   (650) 210-7000



         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events.

         On February 20, 2002, we entered into an Agreement and Plan of Merger, dated as of February 20, 2002, by and among our company, Orion Acquisition Sub Corp. and OTG Software, Inc. A copy of the merger agreement has been filed as an exhibit to this document. We urge you to carefully read the merger agreement in its entirety because it is the legal document that governs the proposed business combination.

         In connection with executing the merger agreement, we entered into a voting agreement with Richard A. Kay, OTG's chief executive officer, and entities for which he serves as trustee. Mr. Kay and the entities granted us a proxy with respect to voting their shares of OTG on the merger and related matters.

         On February 21, 2002, we and OTG issued a joint press release related to the proposed merger of OTG Software with and into one of our subsidiaries.

Item. 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following documents have been filed as exhibits to this document:

Exhibit           Description
-------           -----------

2.7 Agreement and Plan of Merger, dated as of February 20, 2002, by and among Legato Systems, Inc., a Delaware corporation (the "Registrant"), Orion Acquisition Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant, and OTG Software, Inc., a Delaware corporation ("OTG").

10.17 Voting Agreement, dated as of February 20, 2002, by and among the Registrant and the Stockholders named therein.

99.1 Joint Press Release, dated February 21, 2002, issued by the Registrant and OTG.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LEGATO SYSTEMS, INC.


Date:  February 21, 2002                   By:  /s/ Andrew J. Brown
                                                -------------------
                                                Name:  Andrew J. Brown
                                                TItle: Executive Vice President,
                                                       Finance and Chief
                                                       Financial Officer

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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

2.7 Agreement and Plan of Merger, dated as of February 20, 2002, by and among the Registrant, Orion Acquisition Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant, and OTG.

10.17 Voting Agreement, dated as of February 20, 2002, by and among the Registrant and the Stockholders named therein.

99.1 Joint Press Release, dated February 21, 2002, issued by the Registrant and OTG.